Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
10.	Income Taxes
The Company’s income tax expense was $0.1 million and insignificant for the three months ended March 31, 2023 and 2022, respectively. The Company’s effective tax rate was less than 1% for each of the three months ended March 31, 2023 and 2022. The income tax expense consisted primarily of foreign income tax owed at certain of the Company’s international entities. The Company’s income tax expense is different than the expected expense based on statutory rates primarily due to the full valuation allowances for the majority of the entities.
As of March 31, 2023, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $25.8 million and $26.5 million, respectively, which expire beginning in the year 2030 and 2029, respectively.
On March 11, 2021, Congress passed, and the President signed into law, the American Rescue Plan Act, 2021 (the “ARP”), which includes certain business tax provisions. The Company does not expect the ARP to have a material impact on the Company’s effective tax rate or income tax expense for the year ending December 31, 2023.
On October 28, 2021, the House Rules Committee, under the Biden Administration released new proposed tax legislation under the “Build Back Better Act” (“BBBA”) which contains potential reversals and revisions of key provisions of the 2017 Tax Cuts and Jobs Act. The BBBA, which was passed by the U.S. House of Representatives in November 2021, is proposed legislation that has not yet been enacted into law. Additionally, in late March 2022, the Biden administration proposed a 28% corporate income tax rate. The Company does not believe this will have a material impact on its effective tax rate, though it continues to monitor the Biden Administration’s proposals.
The United States enacted the Tax Cuts and Jobs Act in December 2017, which requires companies to capitalize all of their R&D costs, including software development costs, incurred in tax years beginning after December 31, 2022. The Company does not believe this will have a material impact on its effective tax rate as it had no material domestic research costs in 2023.
On August 16, 2022, President Biden signed the Inflation Reduction Act into law, marking the most significant action Congress has taken on clean energy and climate change in the nation’s history. Effective January 1, 2023, two provisions of the Inflation Reduction Act of 2022 became effective for corporate taxpayers: the Corporate Alternative Minimum Tax (CAMT) and the 1% tax on stock buybacks. The Company does not believe this will have a material impact on its effective tax rate.

13.	Income Taxes
The income tax provision for the years ended December 31, 2022 and 2021 is primarily related to the profits or losses generated in foreign jurisdictions by the Company’s consolidated subsidiaries.
The following table presents loss from continuing operations before income taxes for the years ended December 31, 2022 and 2021 (in thousands):

	December 31,
	2022	2021
Domestic	$(9,734)	$(5,243)
Foreign	(23,426)	(14,288)

Loss before income taxes	$(33,160)	$(19,531)

The components of the Company’s provision (benefit) for income taxes for the years ended December 31, 2022 and 2021 are as follows (in thousands):

	December 31,
	2022	2021
Current
Federal	$(18)	$43
State	11	19
Foreign	202	312

	195	374

Deferred
Federal	16	(20)
State	4	(7)
Foreign	(328)	(1,075)

	(308)	(1,102)

Income tax benefit	$(113)	$(728)

The differences in the income tax benefit that would result from applying the federal statutory income tax rate to the loss from continuing operations before income taxes and the reported income tax benefit for the years ended December 31, 2022 and 2021 are as follows (in thousands):

	December 31,
	2022	2021
Tax benefit at U.S statutory rate	$(6,964)	$(4,102)
State income taxes, net of federal benefit	12	11
Foreign tax differential	(4,876)	(933)
Change in valuation allowance	11,534	4,448
Stock-based compensation	155	39
Other items	26	(191)

Income tax benefit	$(113)	$(728)

The tax effects of temporary differences that give rise to significant components of the net deferred tax assets and liabilities as of December 31, 2022 and 2021 are as follows (in thousands):

	December 31,
	2022	2021
Deferred tax assets
Accruals and reserves	$1,375	$586
Net operating losses	26,955	20,618
Research and development credits and other	2,643	2,716
Depreciation and amortization	(128)	(4)
Stock-based compensation	397	298

Gross deferred tax assets	31,242	24,214
Less valuation allowance	(30,156)	(18,622)

Total deferred tax assets	1,086	5,592

Deferred tax liabilities
Intangibles and other	(1,000)	(5,814)

Gross deferred tax liabilities	(1,000)	(5,814)

Net deferred tax assets (liabilities)	$86	$(222)

On March 27, 2020, and December 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) and Consolidated Appropriations Act, 2021 (CAA 2021) were signed into law. These acts include provisions and tax law changes applicable to businesses. Changes in tax law are accounted for in the period of enactment. The Company has evaluated the impact of the CARES Act and CAA 2021 act and has accounted for the impact of the tax law changes in the current year provision to the extent these provisions are applicable.
As of December 31, 2022, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $22.3 million and $15.4 million, respectively, which expire beginning in the year 2030 and 2029 respectively. As of December 31, 2022, the Company’s Hong Kong subsidiary has net operating loss carryforwards of approximately $42.2 million, which are indefinite and have no expiration date.
As of December 31, 2022, the Company has federal and state research and development tax credits of $2.0 million and $1.9 million, respectively. The federal research credits will begin to expire in the year 2029, and the state research credits have no expiration date.
Utilization
of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.
As of December 31, 2022, the Company has a valuation allowance of approximately $30.2 million related primarily to its net operating losses and credit carryforwards for which it is more likely than not that the tax benefit will not be realized. The amount of the valuation allowance represented an increase of approximately $11.5 million from the amount recorded as of December 31, 2021 and was primarily due to the additional net operating losses generated in 2022.
The Company had unrecognized tax benefits of $2.7 million and $2.8 million for the years ended December 31, 2022 and 2021. The liabilities of unrecognized tax benefits of $0.3 million and $0.3 million for the years
ended December 31, 2022 and 2021 respectively would affect the Company’s effective tax rates if recognized. The liabilities are included within other non-current
liabilities in the accompanying consolidated balance sheets. Unrecognized tax benefits are not expected to change significantly in the next 12 months.
A reconciliation of the beginning and ending amount of the gross unrecognized tax benefits is as follows (in thousands):

	December 31,
	2022	2021
Beginning balance	$2,783	$2,753
Increases (decreases) related to tax positions taken during prior year	(87)	18
Increases related to tax positions taken during current year	24	12

Ending balance	$2,720	$2,783

The Company files federal, state and foreign income tax returns in jurisdictions with varying statutes of limitations. The tax years from 2016 forward remain open to examination due to the carryover of unused net operating losses and tax credits.